Exhibit 10.3

AMENDMENT TO OFFER OF EMPLOYMENT

This Amendment to Offer of Employment (“Amendment”) is effective as of September 28, 2018 (“Effective Date”), by and among Pershing Gold Corporation, a Nevada corporation (the “Company”), and Timothy M. Janke (the “Employee”), and amends that certain Offer of Employment (the “Original Agreement”), dated January 10, 2018 between the Company and Employee. Capitalized terms used in this Amendment without definition have the meanings given in the Original Agreement.

WHEREAS, the severance and change in control protections set forth in the Original Agreement expire on December 31, 2018.

WHEREAS, the parties desire to modify the Original Agreement to extend the severance and change in control protections set forth in the Original Agreement through March 31, 2019.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties hereby agree as follows:

1.	Amendment. The term set forth in the first sentence of the Severance and Change in Control section of the Original Agreement is hereby extended to March 31, 2019.

2.	General. Except as otherwise modified herein, all other terms and provisions of the Original Agreement shall remain in full force and effect. The performance and construction of this Amendment shall be governed by the internal laws of the State of Nevada. This Amendment may be executed in any number of counterparts, with each such counterpart constituting an original and all such counterparts constituting but one and the same instrument. Signatures may be exchanged by facsimile or by an email scanned .PDF signature page, with original signatures to follow. Each party agrees that it will be bound by its own facsimiled or .pdf-scanned signature and that it accepts the facsimiled or PDF-scanned signature of the other party.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the Effective Date.

PERSHING GOLD CORPORATION

By:	/s/ Stephen D. Alfers
Its: President and Chief Executive Officer
Name: Stephen D. Alfers

/s/ Timothy M. Janke
Timothy M. Janke

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